Income Taxes	9 Months Ended
Sep. 30, 2014
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate was 41.1% compared to a negative effective tax rate of 1.2% for the three-month periods ended September 30, 2014 and 2013, respectively, and 53.7% and 1.3% in the nine-month periods ended September 30, 2014 and 2013, respectively. The Company's effective tax rate has varied significantly due to the changes in the mix of income (loss) between the U.S. and Israel, as well as the impact of the tax benefit as a result of the realization of the deferred tax liability associated with the amortization of the intangible assets. The income of $1.9 million and $8.7 million attributable to the change in fair value of the Company's earn-out obligations in the three and nine-month periods ended September 30, 2014, is non-taxable, and therefore had a significant impact on the effective tax rate in this period.

In addition, during the third quarter of 2014, the Company adjusted its estimation of its long-term tax rates in Israel. As a result, the Company recorded an approximately $3.2 million in its income tax expense and an increase in its deferred tax liabilities associated with the amortization of the intangible assets.